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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
          Date of Report (Date of earliest event reported) July 8, 2004
                                                           ------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       1-15781               04-3510455
         --------                      ---------              ----------
(State or other jurisdiction of       (Commission            (IRS Employer
       incorporation)                 File Number)         Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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Item 7.      Financial Statements and Exhibits.
             ---------------------------------

         (a) Financial Statements of Businesses Acquired: Not applicable

         (b) Pro Forma Financial Information: Not applicable

         (c) Exhibits

             Number                    Description
             ------                    -----------

             99.1                      Press Release Dated July 8, 2004

Item 9.      Regulation FD Disclosure.
             ------------------------

     On July 8, 2004, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced that Berkshire Bank received approval from the State of New York Department of Banking to open a representative office in Albany, New York. The office, which will initially offer commercial loans and related services, is expected to open on July 12, 2004. A copy of the Company's press release dated July 8, 2004 is attached as Exhibit 99.1 and incorporated herein by reference.



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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERKSHIRE HILLS BANCORP, INC.


Dated: July 8, 2004                       By:   /s/ Wayne F. Patenaude
                                                ------------------------------
                                                Wayne F. Patenaude
                                                Senior Vice President and
                                                  Chief Financial Officer